COOPERATIVE BANKSHARES REPORTS ANNUAL EARNINGS
INCREASE OF FORTY-NINE PERCENT.

For Immediate Release: January 22, 2002

     Wilmington, NC--Cooperative Bankshares, Inc. (NASDAQ: "COOP") reported net income for the twelve months ended December 31, 2001, of $2,888,943 or $1.02 per diluted share, a 49.6% increase over the same period last year. Net income for the twelve months ended December 31, 2000 was $1,931,675 or $0.69 per diluted share, including one-time restructuring charges of $463,572 (after tax).

     Net income for the quarter ended December 31, 2001, was $806,222 or $0.28 per diluted share, an increase of $571,532 over the same quarter last year. Net income for the quarter ended December 31, 2000 was $234,690 or $0.08 per diluted share, including one-time restructuring charges of $463,572 (after tax).

     Total assets at December 31, 2001, were $458.1 million; stockholders' equity was $33.6 million or $11.86 per share and represented 7.34% of assets.

     Cooperative Bankshares, Inc. (NASDAQ: "COOP") is the parent company of Cooperative Bank. Chartered in 1898, Cooperative provides a full range of financial services through 17 financial centers in Eastern North Carolina.

            COOPERATIVE BANKSHARES, INC.
                   201 MARKET ST.                                               UNAUDITED SELECTED FINANCIAL DATA
                WILMINGTON, NC 28401                                                   NASDAQ SYMBOL: COOP

-------------------------------------------------------------------------------------------------------------------------
BALANCES AS OF:                                 12/31/01         09/30/01       06/30/01       03/31/01       12/31/2000
-------------------------------------------------------------------------------------------------------------------------
ASSETS                                       $458,114,065    $443,781,028    $427,992,370    $417,407,849    $414,960,780
STOCKHOLDERS'  EQUITY                          33,618,281      33,009,994      31,872,647      31,374,894      30,812,179
DEPOSITS                                      339,830,052     340,615,280     338,984,849     328,566,321     327,312,324
BOOK VALUE (2,835,447 SHARES as
        of 12/31/01)                                11.86           11.69           11.38           11.20           11.35

NON-PERFORMING ASSETS:
  ACCRUING LOANS  90  DAYS PAST DUE             2,562,681       1,792,869       1,799,156         536,753         357,723
  NON-ACCRUAL LOANS                               505,378         253,369         366,231         194,138         332,779
  FORECLOSED REO                                  759,272       1,080,372          60,000         234,711         234,711
                                             ------------    ------------    ------------    ------------    ------------
    TOTAL NON-PERFORMING ASSETS              $  3,827,331    $  3,126,610    $  2,225,387    $    965,602    $    925,213
                                             ============    ============    ============    ============    ============

-------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED:                            12/31/01         9/30/01         6/30/01          3/31/01      12/31/00
-------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                  2.97%           2.99%           2.95%           2.93%           2.98%
  (net interest income / average
        interest-earning assets)

EARNING ASSETS / LIABILITIES                       106.60%         108.50%         109.20%         108.70%         108.80%

  TANGIBLE CAPITAL
STOCKHOLDERS' EQUITY/ASSETS                          7.34%           7.44%           7.45%           7.52%           7.43%

-------------------------------------------------------------------------------------------------------------------------

NET INCOME                                   $    806,222    $    805,465    $    702,904    $    574,352    $    234,690
                                             ============    ============    ============    ============    ============
NET INCOME PER DILUTED SHARE                 $       0.28    $       0.28    $       0.25    $       0.20    $       0.08
                                             ============    ============    ============    ============    ============
DILUTED WEIGHTED AVERAGE
  NUMBER OF SHARES                              2,832,285       2,828,829       2,816,418       2,816,068       2,802,659
                                             ============    ============    ============    ============    ============

ALLOWANCE FOR LOAN LOSSES
    PROVISION                                $    160,000    $    120,000     $    90,000    $     90,000    $     90,000
    CHARGE OFFS                                    15,472          35,283           7,940          47,080          27,765
    RECOVERIES                                        657           3,109           3,386           1,697           3,848
                                             ------------    ------------    ------------    ------------    ------------
    BALANCE                                  $  2,522,737    $  2,377,552    $  2,289,726    $  2,204,280    $  2,159,663
                                             ============    ============    ============    ============    ============

Note: Earnings per share are computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect for any stock dividends and splits.

             COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
            CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                   December 31, 2001   December 31, 2000*
                                                                   -----------------   -----------------
                                                                       (unaudited)
                                ASSETS
  Cash and due from banks, noninterest-bearing                           $ 10,709,799   $  3,904,275
  Interest-bearing deposits in other banks                                  1,585,779     14,244,161
                                                                         ------------   ------------
    Total cash and cash equivalents                                        12,295,578     18,148,436
  Securities:
    Available for sale (amortized cost of $42,661,527 in December 2001
     and $16,000,677 in December 2000)                                     42,970,180     16,049,376
    Held to maturity (estimated market value of $5,282,815 in December
     2001 and $18,553,526 in December 2000)                                 5,000,000     18,977,776
  FHLB stock                                                                4,154,900      3,755,300
  Loans                                                                   375,980,628    349,645,598
   Less allowance for loan losses                                           2,522,737      2,159,663
                                                                         ------------   ------------
    Net loans                                                             373,457,891    347,485,935
  Other real estate owned                                                     759,272        234,711
  Accrued interest receivable                                               2,637,367      2,776,404
  Premises and equipment, net                                               6,471,715      6,272,610
  Other assets                                                             10,367,162      1,260,232
                                                                         ------------   ------------
          Total assets                                                   $458,114,065   $414,960,780
                                                                         ============   ============
                 LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                               $339,830,052   $327,312,324
  Borrowed funds                                                           83,097,156     55,101,477
  Escrow deposits                                                             220,944        560,775
  Accrued interest payable                                                    264,391        300,396
  Accrued expenses and other liabilities                                    1,083,242        873,629
                                                                         ------------   ------------
       Total liabilities                                                  424,495,785    384,148,601
                                                                         ------------   ------------
Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                               --             --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,835,447 and 2,714,610 shares issued and outstanding                   2,835,447      2,714,610
  Additional paid-in capital                                                2,435,720      2,234,936
  Accumulated other comprehensive income                                      188,278         29,707
  Retained earnings                                                        28,158,835     25,832,926
                                                                         ------------   ------------
       Total stockholders' equity                                          33,618,280     30,812,179
                                                                         ------------   ------------
          Total liabilities and stockholders' equity                     $458,114,065   $414,960,780
                                                                         ============   ============
Book value per common share                                              $      11.86   $      11.35
                                                                         ============   ============

*Derived from audited consolidated financial statements.

        COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
           CONSOLIDATED STATEMENTS OF OPERATIONS
                        (Unaudited)

                                                                   THREE MONTHS ENDED          TWELVE MONTHS ENDED
                                                                      DECEMBER 31,                  DECEMBER 31,
                                                                  2001           2000          2001            2000
                                                             ------------   ------------   ------------   ------------
INTEREST INCOME:
  Loans                                                      $  6,794,216   $  7,322,699   $ 27,980,414   $ 28,694,889
  Securities                                                      630,991        559,495      2,611,299      2,332,743
  Other                                                            19,791        109,814        271,767        390,285
  Dividends on FHLB stock                                          59,697         73,156        253,918        291,036
                                                             ------------   ------------   ------------   ------------
       Total interest income                                    7,504,695      8,065,164     31,117,398     31,708,953
                                                             ------------   ------------   ------------   ------------
INTEREST EXPENSE:
  Deposits                                                      3,402,489      4,115,738     15,352,845     15,061,870
  Borrowed funds                                                  972,180        972,154      3,563,469      4,242,721
                                                             ------------   ------------   ------------   ------------
       Total interest expense                                   4,374,669      5,087,892     18,916,314     19,304,591
                                                             ------------   ------------   ------------   ------------

NET INTEREST INCOME                                             3,130,026      2,977,272     12,201,084     12,404,362
Provision for loan losses                                         160,000         90,000        460,000        970,000
                                                             ------------   ------------   ------------   ------------
       Net interest income after provision for loan losses      2,970,026      2,887,272     11,741,084     11,434,362
                                                             ------------   ------------   ------------   ------------
NONINTEREST INCOME:
   Net gains on sale of loans                                       8,730            245         11,150            245
   Net gains (losses) on sale of securities                        14,687             --        125,172       (287,282)
   Service charges and fees on loans                              220,100        144,453        731,338        446,922
   Deposit-related fees                                           249,480        231,775        967,171        827,342
   Gain on sale of branch                                              --             --             --        582,583
   Other income, net                                              137,294         33,381        205,428         99,694
                                                             ------------   ------------   ------------   ------------
       Total noninterest income                                   630,291        409,854      2,040,259      1,669,504
                                                             ------------   ------------   ------------   ------------
NONINTEREST EXPENSE:
   Compensation and fringe benefits                             1,335,215      1,973,069      5,124,945      6,046,774
   Occupancy and equipment                                        467,717        531,990      2,073,635      1,994,560
   Advertising                                                     76,829         99,495        277,758        397,662
   Real estate owned                                               17,096          1,715         22,053         36,031
   Other                                                          465,299        410,722      1,804,761      1,718,160
                                                             ------------   ------------   ------------   ------------
     Total noninterest expenses                                 2,362,156      3,016,991      9,303,152     10,193,187
                                                             ------------   ------------   ------------   ------------

Income before income taxes                                      1,238,161        280,135      4,478,191      2,910,679
Income tax expense                                                431,939         45,445      1,589,248        979,004
                                                             ------------   ------------   ------------   ------------

NET INCOME                                                   $    806,222   $    234,690   $  2,888,943   $  1,931,675
                                                             ============   ============   ============   ============
NET INCOME PER SHARE:
   Basic                                                     $       0.29   $       0.09   $       1.03   $       0.71
                                                             ============   ============   ============   ============
   Diluted                                                   $       0.28   $       0.08   $       1.02   $       0.69
                                                             ============   ============   ============   ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                                        2,826,433      2,714,610      2,797,317      2,714,216
                                                             ============   ============   ============   ============
   Diluted                                                      2,832,285      2,802,659      2,823,191      2,805,611
                                                             ============   ============   ============   ============

                                                                For the quarter ended
                                                 DECEMBER 31, 2001                 DECEMBER 31, 2000
                                        ------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                         Average                            Average
                                         Average                Yield/      Average                Yield/
                                         Balance    Interest     Cost       Balance      Interest   Cost
                                         --------    --------   -------     -------      --------  ------
Interest-earning assets:
   Interest-bearing deposits in
     other banks                       $   3,749     $   20      2.13%     $ 10,161     $  110     4.33%
   Securities:
        Available for sale                38,904        543      5.58%       19,480        288     5.91%
        Held to maturity                   5,685         88      6.19%       18,990        271     5.71%
   FHLB stock                              3,778         60      6.35%        3,755         73     7.78%
   Loan portfolio                        369,879      6,794      7.35%      347,848      7,323     8.42%
                                         -------     ------                 -------     ------
    Total interest-earning assets        421,995      7,505      7.11%      400,234      8,065     8.06%

Non-interest earning assets               25,219                             11,912
                                        --------                           --------
Total assets                            $447,214                           $412,146
                                        ========                           ========


Interest-bearing liabilities:

   Deposits                              324,480      3,403      4.20%      309,017      4,116     5.33%
   Borrowed funds                         71,402        972      5.45%       58,852        972     6.61%
                                         -------     ------                 -------     ------
    Total interest-bearing
      liabilities                        395,882     $4,375      4.42%      367,869     $5,088     5.53%
                                                     ------                             ------


Non-interest bearing liabilities          17,695                             13,122
                                        --------                           --------
    Total liabilities                    413,577                            380,991
    Stockholders' equity                  33,637                             31,155
                                        --------                           --------
Total liabilities and
  stockholders' equity                  $447,214                           $412,146
                                        ========                           ========

Net interest income                                  $3,130                             $2,977
                                                     ======                             ======

Interest rate spread                                             2.69%                             2.53%
                                                               ======                            ======

Net yield on interest-earning assets                             2.97%                             2.98%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                  106.6%                            108.8%
                                                               ======                            ======